CERTIFICATE OF AMENDMENT
                                   TO THE
                        CERTIFICATE OF INCORPORATION
                                     OF
                               PRT GROUP INC.


                 _________________________________________

                   Pursuant to Section 242 of the General
                  Corporation Law of the State of Delaware
                 _________________________________________


           PRT Group Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

           FIRST: Article FOURTH of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

           FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 61,000,000 shares of capital stock, consisting of (i) 50,000,000 shares of voting common stock, par value $.001 per share (the "Voting Common Stock"), (ii) 1,000,000 shares of non-voting common stock, par value $.001 per share (the "Non-Voting Common Stock" and, together with the Voting Common Stock, the "Common Stock"), and (iii) 10,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"). The Preferred Stock shall consist of (1) 8,000,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") with such rights as are set forth below under "Description and Designation of Series A Preferred Stock", and (2) 2,000,000 shares of such Preferred Stock, par value $.001 per share, as may be established by the Board of Directors as set forth under "Additional Series of Preferred Stock", below.

 Description and Designation of Series A Preferred Stock

           Section 1.  Designation and Number.

           Section 1.1 Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock a series of preferred stock designated as the "Series A Senior Participating Convertible Preferred Stock" (the "Series A Preferred Stock"). The maximum number of shares constituting the Series A Preferred Stock shall be 8,000,000 shares.

           Section 2.  Priority.

           Section 2.1 Priority. The Series A Preferred Stock shall rank, with respect to the payment of dividends and other distributions, and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and redemption whether now or hereafter issued, senior to (a) the common stock, par value $.001 per share, of the Corporation (the "Common Stock"), (b) the non-voting common stock, par value $.001 per share, of the Corporation, (c) any other class or series of preferred stock of the Corporation established by the Board of Directors and (d) any other equity securities of the Corporation (all of such equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are at all times collectively referred to herein as the "Junior Securities").

           Section 2.2 Parity Stock. "Parity Stock" shall mean any capital stock of the Corporation ranking senior to or on a parity (either as to dividends and other distributions, registration rights, or upon liquidation, dissolution or winding up of the Corporation or on redemption thereof) with the Series A Preferred Stock. So long as any Series A Preferred Stock is outstanding, the Corporation shall not issue any capital stock of the Corporation ranking senior to or on a parity (either as to dividends and other distributions, registration rights, upon liquidation, dissolution or winding up of the Corporation or in any other manner) with the Series A Preferred Stock.

           Section 3.  Dividends and Distributions.

           Section 3.1  Dividends.

           (a) So long as any shares of Series A Preferred Stock are outstanding, without the prior approval of the holders of 70% of the shares of Series A Preferred Stock then outstanding (voting or consenting in writing as a separate class), the Corporation shall not declare, pay or set apart for payment any dividend on any of the Junior Securities or make any payment on account of, or set apart for payment, money or establish a sinking or other similar fund for, the purchase, redemption, retirement or other acquisition of, or otherwise acquire for value, any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities, or make any distribution in respect thereof, either directly or indirectly, whether in cash, obligations or shares of the Corporation or other property, and shall not purchase or redeem, or permit any other entity directly or indirectly controlled by the Corporation to purchase or redeem, any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities.

           (b) In addition to the provisions of paragraph (a), above, in case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any dividend or other distribution of stock or other securities or property or rights, options or warrants to subscribe for or otherwise acquire securities or other property of the Corporation or any of its Subsidiaries) on or in respect of its Common Stock, then in each such case, the holder of shares of Series A Preferred Stock shall be entitled to receive from the Corporation, with respect to each share of Series A Preferred Stock held, the same dividend or other distribution (in terms of the kind and amount of shares of stock and other securities or property, rights or assets, including cash) received by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date for such dividend or other distribution. Such dividends shall be payable at the earlier of (i) at the close of business on the date specified as the payment date for such dividend or distribution by the Board of Directors of the Corporation at the time any such dividend or distribution is declared, (ii) the time any liquidating distribution is made to the holders of the Series A Preferred Stock and
 (iii) immediately prior to the time the shares of Series A Preferred Stock are converted pursuant to Section 7 hereof.

           Section 3.2 No Additional Dividends. The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions, except as provided herein.

           Section 4.  Liquidation, Dissolution or Winding Up, etc.

           Section 4.1  Liquidation Preference.

           (a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or if the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and on account of any such event the Corporation shall liquidate, dissolve or wind up, no distribution shall be made to the holders of shares of Junior Securities unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the Liquidation Preference, with respect to each share of Series A Preferred Stock. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or the proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the Liquidation Preference, then such assets, or the proceeds thereof, shall be distributable ratably among the holders of shares of Series A Preferred Stock in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock if all amounts payable thereon were paid in full. "Liquidation Preference" shall mean $1.00 per share (as adjusted from time to time on the occurrence of an Adjustment Event) of Series A Preferred Stock (the "Stated Value"), plus an amount equal to all unpaid dividends or other distributions thereon.

           (b) After any such payment pursuant to Section 4.1(a) shall have been made in full to such holders of such securities, or funds necessary for such payment shall have been set aside by the Corporation in trust for the exclusive benefit of such holders of such securities so as to be available for such payment, any assets remaining available for distribution shall be distributed to the holders of Series A Preferred Stock and Common Stock of the Corporation, pro rata based on the number of shares of Common Stock to which the holders of the Series A Preferred Stock would then be entitled upon conversion of such shares.

           (c) Non-Cash Distributions. In the event of a liquidation, dissolution, or winding-up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of shares of Series A Preferred Stock, the holders of Series A Preferred Stock shall be entitled to a distribution of cash and/or other assets equal in value to the relative Liquidation Preference and other distribution rights stated in Sections 4.1(a) and (b). If such distribution to the holders of shares of Series A Preferred Stock shall include any assets other than cash, the Board of Directors shall first determine in good faith and with due care the value of such assets for such purpose, and shall notify all holders of shares of Series A Preferred Stock of such determination. The value of such assets for purposes of the distribution under this Section 4.1(c) shall be the value as so determined by the Board of Directors, unless the holders of a majority of the outstanding shares of Series A Preferred Stock shall object thereto in writing within 15 days after the date of such notice.

           (d) Dispute Resolution Procedures. In the event of such objection pursuant to the provisions of the last sentence of Section 4.1(c), above, the valuation of such assets for purposes of such distribution shall be determined by an arbitrator mutually agreed upon and selected by the objecting stockholders and the Board of Directors, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the objecting stockholders in accordance with subsection (c), the valuation of such assets shall be determined by an arbitration in which (i) the objecting stockholders shall name in their notice of objection one arbitrator, (ii) the Board of Directors shall name a second arbitrator within 15 days from the receipt of such notice,
 (iii) the two arbitrators thus selected shall select a third arbitrator within 15 days thereafter, and (iv) the three arbitrators thus selected shall determine by majority vote the valuation of such assets within 15 days thereafter for purposes of such distribution. In the event the third arbitrator is not selected as provided herein, then such arbitrator shall be selected by the President of the American Arbitration Association ("AAA"). The costs of such arbitration shall be borne by the Corporation or by the holders of Series A Preferred Stock (on a pro rata basis out of the assets otherwise distributable to them) as follows: (i) if the valuation as determined by the arbitrators is greater than 90% of the valuation as determined by the Board of Directors, the holders of Series A Preferred Stock shall pay the costs of the arbitration, and (ii) otherwise, the Corporation shall bear the costs of the arbitration. The arbitration shall be held in New York, New York, in accordance with the rules of the AAA. The award made by the arbitrators shall be binding upon the Corporation and the holders of all shares of Common Stock and Series A Preferred Stock, no appeal may be taken from such award, and judgment thereon may be entered in any court of competent jurisdiction.

           Section 4.2 Deemed Liquidations by Holders of Series A Preferred Stock. Upon the written election of the holders of seventy percent (70%) of the outstanding shares of Series A Preferred Stock, (i) a consolidation or merger of the Corporation with or into any other person(s) or entity(ies) (other than a consolidation or merger in which the Corporation is the surviving corporation and upon consummation of which the holders of voting securities of the Corporation immediately prior to such transaction continue to own, directly or indirectly, not less than a majority of the voting securities of the Corporation, as the surviving corporation, immediately following such transaction), (ii) a sale of all or substantially all of the assets of the Corporation, (iii) a sale or other disposition of more than 50% of the voting capital stock (in a single transaction or series of related transactions) of the Corporation (whether issued and outstanding, newly issued or from treasury, or any combination thereof), or (iv) any other similar transaction, shall be regarded as a liquidation, dissolution, or winding-up of the affairs of the Corporation within the meaning of Section 4.1. Notwithstanding the foregoing, each holder of Series A Preferred Stock shall have the right to elect the benefits of the applicable provisions of Section 7 hereof in lieu of receiving payment in liquidation, dissolution, or winding-up of the Corporation pursuant to Section 4.1; and if the holders of seventy percent (70%) of the outstanding shares of Series A Preferred Stock, as a class, shall elect to avail themselves of the benefits of Section 4.1, such holders may require that the holders of all outstanding shares of Series A Preferred Stock shall be bound by the same election. For purposes of this
 Section 4.2, a sale (whether in a single transaction or a series of related transactions) of substantially all of the assets of the Corporation shall mean the sale or other disposition, other than in the ordinary course of business, of more than 50% of such assets, as determined by reference to the fair market value of the Corporation.

      Section 4.3 Deemed Partial Liquidations. The Corporation shall give each holder of the Series A Preferred Stock at least ten (10) days prior written notice of any sale, whether in a single transaction or in a series of related transactions, of any asset or assets of the Corporation (other than in the ordinary course of business) which constitute less than all or substantially all of the assets of the Corporation (any such transaction being a "Partial Liquidation"). Upon the written election of the holders of seventy percent (70%) of the outstanding shares of Series A Preferred Stock, the proceeds of any such Partial Liquidation shall be distributed as provided in Section 4.1, above; provided, however, that (x) the Liquidation Preference attributable to each share of Series A Preferred Stock shall be reduced to the extent of any distributions to the holder thereof by operation of this Section 4.3; and (y) except as set forth in the immediately preceding clause (x), the provisions of this Section 4.3 shall not in any way impair the rights of the holders of shares of Series Preferred Stock pursuant to the provisions of Section 4.1, above.

           Section 5.  Voting Rights.

           The holder of each share of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the regulations of the Corporation. In addition to any voting rights provided by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

           Section 5.1 With Common Stock. So long as the Series A Preferred Stock is outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, voting together as a single class with all other shares entitled to vote at all meetings of the stockholders of the Corporation. With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock of the Corporation into which each such share of Series A Preferred Stock is convertible on the record date for such vote.

           Section 5.2  As a Class.

                (a) The affirmative vote of the holders of at least 70% of the outstanding shares of Series A Preferred Stock, voting as a separate class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or series of capital stock of the Corporation ranking senior to, or on a parity with (as to dividends or other distributions or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up or redemption), the Series A Preferred Stock; (ii) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of Series A Preferred Stock; (iii) authorize, adopt or approve an amendment to the Amended and Restated Certificate of Incorporation of the Corporation which would decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par or Stated Value of the shares of Series A Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect such shares of Series A Preferred Stock adversely; or (iv) reclassify any Junior Securities into shares having any preference or priority as to dividends or other distributions, registration rights or distribution of assets upon liquidation, dissolution or winding up or any similar transaction or as to redemption senior to or on a parity with any such preference or priority of the Series A Preferred Stock.

                (b) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not do nor shall it cause any of its subsidiaries, if any, to do any of the following, nor alter, amend, modify or terminate any provision of this Section 5.2(b), without the affirmative vote or written consent of the holders of seventy percent (70%) of the shares of Series A Preferred Stock (on an as converted basis), in addition to the right of any other class or classes of capital stock to vote on such matters and any other vote required by law, and any attempt to do so will be null and void:

           (i) Create or authorize the creation of, or authorize the issuance of, any additional class(es) or series or shares of capital stock, or any shares of any existing class(es) or series of capital stock, senior or pari passu to the Series A Preferred Stock as to any one or more of liquidation, dividends, redemption or registration rights ("Senior Shares"), or create or authorize any obligation or security convertible into Senior Shares.

           (ii) Amend the Corporation's Certificate of Incorporation or the bylaws of the Corporation so as to adversely affect the rights and preferences of the Series A Preferred Stock (it being understood that the authorization and/or issuance of any shares of any series of stock or securities of the Corporation with preference or priority senior to or on a parity with the Series A Preferred Stock as to any one or more of dividends, redemption or the distribution of assets on liquidation, dissolution or winding-up of the Corporation (as provided in Section
      4.1 hereof) shall be deemed to affect adversely the rights and preferences of the Series A Preferred Stock).

           (iii) Become subject to any agreement that would restrict the Corporation's performance of its obligations under the terms of this Certificate of Designation, its bylaws, the Securities Purchase Agreement or under any of the other "Transaction Documents" (as such term is defined in the Securities Purchase Agreement).

           (iv) Obligate itself to do any of the foregoing.

           Section 5.3 Exercise. The foregoing rights of holders of shares of Series A Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action.

           So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of the Corporation may call, and, upon the written request of holders of record of 20% of the outstanding shares of Series A Preferred Stock addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

           Section 5.4 Quorum. At each meeting of stockholders at which the holders of shares of Series A Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of seventy percent (70%) of the total number of shares of Series A Preferred Stock then outstanding shall be necessary and sufficient to constitute a quorum. In the absence of a quorum of the holders of shares of Series A Preferred Stock, if the holders of Series A Preferred Stock are to vote separately as a single class, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series A Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

           Section 5.5  Votes.  For the taking of any action as provided in
 Section 5.2 by the holders of shares of Series A Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day (as defined in Section 11) next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held or, if such vote is by written consent, the date of such consent.

           Section 6. Reacquired Shares. Any shares of Series A Preferred Stock converted, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series A Preferred Stock shall upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series, and may be reissued as part of another series of Preferred Stock of the Corporation subject to the conditions or restrictions on issuance set forth herein.

           Section 7.  Conversion of Series A Preferred Stock.

           Section 7.1 Right to Convert. Subject to and upon compliance with the provisions of this Certificate of Designation, the holder of any shares of Series A Preferred Stock shall have the right, at his option, at any time (and from time to time) to convert each such share into a number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined by dividing the Stated Value for each such share so converted by the Conversion Price (as hereinafter defined) in effect at such time, by surrender of the shares so to be converted in the manner provided in Section 7.2. Except as otherwise set forth herein, a holder of Series A Preferred Stock is not entitled to any rights of a holder of Common Stock until such holder has converted his Series A Preferred Stock to Common Stock, and then only to the extent such Series A Preferred Stock is deemed to have been converted to Common Stock under this
 Section 7. Notwithstanding any other provisions hereof, no shares of Series A Preferred Stock shall be converted into shares of Common Stock pursuant to the provisions hereof without the consent of the holder thereof.

           Section 7.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Dividends. In order to exercise the conversion privilege with respect to any Series A Preferred Stock, the holder of any such share of Series A Preferred Stock to be converted in whole or in part shall surrender such share of Series A Preferred Stock (or mutually satisfactory affidavit of loss thereof), duly endorsed, at the principal office of the Corporation, and shall give written notice of conversion in a form which is acceptable to the Corporation to the office or agency that the holder elects to convert such shares specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued and shall be accompanied by transfer taxes, if required pursuant to Section 7.7. Each such share surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such share of Series A Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the holder or his duly authorized attorney.

           As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the shareholder (as if such transfer were a transfer of the shares so converted), the Corporation shall issue and shall deliver to such holder at the address designated in the notice of conversion, a certificate or certificates for the number of full shares issuable upon the conversion of such shares in accordance with the provisions of this
 Section 7 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 7. In case any certificate shall be surrendered for partial conversion, the Corporation shall issue and deliver to the holder of the certificate so surrendered, without charge to him, a new certificate or certificates in an aggregate share amount equal to the unconverted portion of the surrendered certificate.

           Each conversion shall be deemed to have been effected as to any such certificate on the date on which the requirements set forth above in this Section 7.2 have been satisfied as to such certificate, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Series A Preferred Stock shall have been surrendered.

           Section 7.3 Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Series A Preferred Stock. If more than one certificate for shares of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate shares of Series A Preferred Stock (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Series A Preferred Stock, the Corporation shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Series A Preferred Stock is deemed to have been converted and such Closing Price shall be determined as provided in Section 7.5.3.

           Section 7.4 Conversion Price. The conversion price shall be $1.00 (herein called the "Conversion Price") subject to adjustment as provided in this Section 7 and as adjusted from time to time on the occurrence of an Adjustment Event.

           Section 7.5 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Corporation as follows:

           Section 7.5.1 In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, or if there shall be any dividend on the outstanding Common Stock of shares of Common Stock, the Conversion Price in effect on the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately upon the effectiveness of such subdivision or combination. The circumstances under which adjustments to the Conversion Price are to be made under this Section 7.5.1 are referred to herein as "Extraordinary Common Stock Events."

           Section 7.5.2  Except for adjustments made pursuant to Section
 7.5.1 in the case of a combination of the shares of Common Stock into a smaller number of shares, notwithstanding any other provision of the terms of the Series A Preferred Stock, no adjustment made pursuant to this
 Section 7.5 shall have the effect of increasing the then current Conversion Price of the Series A Preferred Stock or decreasing the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

           Section 7.5.3 No adjustment to the Conversion Price need be made for a change in the par value, or to or from no par value, of the Common Stock.

           Section 7.5.4       Adjustments for Dilutive Issues.

           (i) (A) Except as otherwise provided below in this Section 7.5.4, and except with respect to an Extraordinary Common Stock Event, adjustments in respect of which are provided for in Section 7.5.1, if at any time while there are any shares of Series A Preferred Stock outstanding the Company issues or is deemed to issue any additional shares of Common Stock at a Net Consideration Per Share (as hereinafter defined) less than the Conversion Price in effect immediately prior to such issuance or deemed issuance, then, and in each such case, such Conversion Price will be adjusted to equal the Net Consideration Per Share at which such additional shares of Common Stock are issued and/or deemed issued.

                (B) For the purposes of this Section 7.5.4, the Corporation's issuance of shares of Common Stock upon exercise or conversion of outstanding shares of Series A Preferred Stock, the Warrants being issued pursuant to the Securities Purchase Agreement, or Derivative Securities (as hereinafter defined) issued and outstanding as of the date of filing of this Certificate of Designation (or Derivative Securities which may hereinafter be issued with the unanimous approval of the holders of the Series A Preferred Stock) shall not be deemed issuances of additional shares of Common Stock.

                For purposes of this Section 7.5.4, if a part or all of the consideration received by the Corporation in connection with the issuance or deemed issuance of shares of Common Stock or the issuance or deemed issuance of any of the securities described below in paragraph (ii) of this
 Section 7.5.4 consists of property other than cash, such consideration shall be deemed to have the same value as is recorded on the books of the Corporation with respect to receipt of such property so long as such recorded value was determined reasonably and in good faith and with due care by the Board of Directors of the Corporation, and shall otherwise be deemed to have a value equal to its fair market value.

                The Conversion Price, as so reduced, shall be further reduced in the same manner upon the happening of any successive event or events that cause reduction under this Section 7.5.4.

           (ii) For purposes of this Section 7.5.4, the issuance of any Derivative Securities shall be deemed an issuance of shares of Common Stock if the Net Consideration Per Share that may be received by the Corporation for such Common Stock is less than the Conversion Price in effect immediately prior to the time of such issuance, and, except as hereinafter provided, an adjustment in the Conversion Price shall be made upon each such issuance of Derivative Securities as if such deemed issued shares of Common Stock were issued for such Net Consideration Per Share. No adjustment of the Conversion Price shall be made under this Section 7.5.4 upon the issuance of any additional shares of Common Stock that are issued upon the exercise, conversion, or exchange of any Derivative Securities if any such adjustment was previously made upon the issuance of such Derivative Securities. Any adjustment of the Conversion Price with respect to this Section 7.5.4 shall be disregarded if, as, and to the extent that the Derivative Securities that gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price that otherwise would have been in effect immediately prior to the time of the issuance of the expired or canceled Derivative Securities, with such additional adjustments as subsequently would have been made to that Conversion Price had the expired or canceled Derivative Securities not been issued. In the event that the terms of any Derivative Securities previously issued by the Corporation are changed (whether by their terms or for any other reason, including without limitation, as a result of the effects of any anti-dilution adjustments contained therein) so as to lower the Net Consideration Per Share payable with respect thereto (whether or not the issuance of such Derivative Securities originally gave rise to an adjustment of the Conversion Price), the Conversion Price shall be recomputed as of the date of such change, so that the Conversion Price effective immediately upon such change shall be equal to the Conversion Price in effect at the time of the issuance of the Derivative Securities subject to such change, adjusted for the issuance thereof in accordance with the terms thereof after giving effect to such change, and with such additional adjustments as subsequently would have been made to that Conversion Price had the Derivative Securities been issued on such changed terms. For purposes of this Section 7.5.4, the Net Consideration Per Share that may be received by the Corporation shall be determined as follows:

           (A) "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such Derivative Securities or Common Stock, as the case may be, plus, in the case of Derivative Securities, the minimum amount of additional consideration, if any, payable to the Corporation upon exercise, conversion, and/or exchange thereof for shares of Common Stock, divided by the number of shares of Common Stock issued or the maximum number of shares of Common Stock that would be issued if all such Derivative Securities were exercised or converted, as the case may be.

           (B) The Net Consideration Per Share that may be received by the Corporation shall be determined in each instance as of the date of issuance of Derivative Securities or Common Stock, as the case may be, without giving effect to any possible future price adjustments or rate adjustments that may be applicable with respect to such Derivative Securities and which are contingent upon future events; provided, that in the case of an adjustment to be made as a result of a change in terms of such Derivative Securities, including such changes as may result from the effects of any anti-dilution adjustments contained therein, the Net Consideration Per Share shall be determined as of the date of such change.

                For purposes of this Section 7.5.4, the term "Derivative Securities" means (i) all shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock and (ii) all options, warrants, and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

           Section 7.6 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or to or from no par value, as a result of a subdivision or combination), (ii) any consolidation, merger, or combination of the Corporation with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (iii) any sale, lease or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, (each of the foregoing being referred to as a "Transaction"), each share of Series A Preferred Stock then outstanding shall thereafter be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such Transaction by a holder of a number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Series A Preferred Stock) immediately prior to such Transaction.

           Notwithstanding anything contained herein to the contrary, the Corporation will not enter into or effect any Transaction unless, prior to the consummation thereof, (i) the Surviving Person (as defined herein) thereof shall assume, by written instrument mailed to each holder of shares of Series A Preferred Stock if such shares are held by 50 or fewer holders or groups of affiliated holders or to each transfer agent for the shares of Series A Preferred Stock if such shares are held by a greater number of holders, the obligation to deliver to such holder such stock, securities or other property or assets (including cash) with respect to or in exchange for Common Stock to which, in accordance with the foregoing provisions, such holder is entitled and (ii) proper provision is made to ensure that the holders of shares of Series A Preferred Stock will be entitled to receive the benefits afforded by this Section 7.6. Such written instrument should provide for adjustments and other rights and provisions which shall be equivalent to the adjustments and other rights and provisions provided for in this Section 7.6.

           The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales, leases and conveyances.

           Section 7.7 Transfer or Similar Taxes on Shares Issued. The issue of stock certificates on conversions of Series A Preferred Stock shall be made without charge to the converting holder of Series A Preferred Stock for any transfer or similar tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

           Section 7.8 Reservation of Shares; Shares to Be Fully Paid; Registration and Listing of Common Stock. The Corporation shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Series A Preferred Stock from time to time as such Series A Preferred Stock is presented for conversion.

           Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take all corporate action which may be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

           The Corporation covenants that all shares of Common Stock which may be issued upon conversion of Series A Preferred Stock will, upon issue, be fully paid and nonassessable by the Corporation and free from all transfer or similar taxes as described in Section 7.7 or liens and charges with respect to the issue thereof.

           The Corporation covenants that all shares of Common Stock which may be issued upon conversion of Series A Preferred Stock constitute "Registrable Securities" under Article VII of the Securities Purchase Agreement. The Corporation further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other securities exchange, the Corporation will use its best efforts to list and keep listed, so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Series A Preferred Stock.

           Section 7.9 Notice to Stockholders Prior to Certain Actions. In case:

           (a) the Corporation takes any action that would result in a Transaction or declares any dividend or other distribution or takes any other action that would result in an adjustment to the Conversion Price; or

           (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

 the Corporation shall cause to be mailed to each holder of Series A Preferred Stock at his address appearing on the books of the Corporation, as promptly as possible but in any event at least 15 days prior to the record date with respect to such action, a notice stating the date on which any Transaction, dividend or other distribution, or transaction requiring such an adjustment or dissolution, liquidation or winding up, is expected to become effective or occur and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Transaction or dissolution, liquidation or winding up, or receive any such dividend or other distribution or the date on which any such adjustment is expected to become effective.

               Section 8. Reports as to Adjustments. Upon any adjustment of the Conversion Price then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7 then, and in each such case, the Corporation shall promptly deliver to the transfer agent for the Series A Preferred Stock and the transfer agent for the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in Section 7. The Corporation shall also promptly after the making of such adjustment give written notice to the registered holders of the Series A Preferred Stock at the address of each holder as shown on the books of the Corporation maintained by the transfer agent thereof, which notice shall state the Conversion Price then in effect, as adjusted, and the increased or decreased number of shares issuable upon the exercise of the right of conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each with a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Series A Preferred Stock may be given in advance and included as part of the notice required under the provisions of Section 7.9.

               Section 9. Certain Covenants. Any registered holder of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               Section 10.  Redemption.

               (a) The Corporation shall not have the right to redeem any shares of the Series A Preferred Stock without the prior written consent of the holder thereof.

               (b) On and after April 15, 2005, each holder of Series A Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem from time-to-time all or any part of such holder's Series A Preferred Stock for cash at a price equal to the Liquidation Preference (as adjusted from time to time on the occurrence of an Adjustment Event and subject to reduction pursuant to Section 4.3 hereof) plus all accrued and unpaid dividends thereon (the "Optional Redemption Rights"). In order for a holder of Series A Preferred Stock to exercise the Optional Redemption Rights, such holder must deliver an executed redemption notice, in a form reasonably acceptable to the Corporation, together with certificates duly endorsed to the Corporation or in blank of shares of Series A Preferred Stock with respect to which a holder has exercised the Optional Redemption Right to the Corporation.

               (c) Insufficient Funds. If the Corporation does not have sufficient funds legally available to redeem the shares of Series A Preferred Stock for which redemption is required pursuant to Section 10(b), above, then it shall, prior to redeeming any other series or class of the equity securities of the Corporation, to the maximum lawful extent redeem such shares of Series A Preferred Stock on a pro rata basis among the Series A Preferred stockholders in proportion to the number of shares held by each of them, and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

               (d) Mechanics of Redemption. Each holder of outstanding shares of Series A Preferred Stock shall promptly surrender the certificate or certificates (or affidavit(s) of loss thereof) representing such shares to the Corporation at the Corporation's principal executive office, and thereupon the Corporation shall pay the portion of the redemption price for such shares to be paid as described in Section 10(b), above, in immediately available funds, by wire transfer to an account designated by the holder of such shares or by certified or bank check payable to the order of such holder. Each stock certificate surrendered for redemption shall be canceled and retired.

               (e) Ranking. At no time shall the Corporation redeem shares of any other series of equity securities (including without limitation any shares of Preferred Stock, Junior Securities, or Parity Stock) of the Corporation or pay the applicable redemption price for or make any other payment on shares of any other series of equity securities of the Corporation to holders of such other series of equity securities so long as any shares of Series A Preferred Stock are outstanding and have not been redeemed.

               Section 11. Definitions. For the purposes of this Certificate of Designation of Series A Preferred Stock, the following terms shall have the meanings indicated:

               Adjustment Event shall have the meaning ascribed to such term in the Securities Purchase Agreement.

               Business Day shall mean a day, other than a Saturday, a Sunday or other day on which the banking institutions in the State of New York or Delaware are authorized or obligated by law or executive order to close or a day which is declared a national or New York, or Delaware state holiday.

               Corporation: The term "Corporation" shall mean PRT Group Inc. a Delaware corporation.

               Conversion Price: The term "Conversion Price" shall have the meaning specified in Section 7.4.

               Junior Securities: The term "Junior Securities" shall have the meaning set forth in Section 2.1.

               Parity Stock: The "Parity Stock" shall have the meaning set forth in Section 2.2.

               person: The terms "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

               Securities Purchase Agreement shall mean the Securities Purchase Agreement to be entered into between the Corporation and the Investors named therein providing for, among other things, the issuance of shares of the Series A Preferred Stock authorized hereby.

               subsidiary: The term "subsidiary" of any specified person shall mean (i) a corporation a majority of whose capital stock with voting power under ordinary circumstances, to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or a subsidiary or subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

               Surviving Person shall mean the continuing or surviving person of a merger, consolidation or other corporate combination, the person receiving a transfer of all or substantially all of the properties and assets of the Corporation, or the person consolidating with or merging into the Corporation in a merger, consolidation or other combination in which the Corporation is the continuing or surviving person, but in connection with which Series A Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other person or cash or any other property.


               SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.


               IN WITNESS WHEREOF, PRT Group Inc. has caused this
 Certificate to be duly executed in its corporate name this 12th day of April, 2000.

                                   PRT GROUP INC.


                                   By: __________________________
                                   Name: Dan S. Woodward
                                   Title: Chief Executive Officer